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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        We hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 25, 2002 relating to the financial statements and financial statement schedule of Harmonic Inc., which appears in Harmonic Inc.'s annual report on Form 10-K for the year ended December 31, 2001.


/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP
San Jose, California
June 26, 2002